EXHIBIT 10.4


Base Salary, Bonus, Stock Option Grant and Restricted Stock Summary Sheet


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
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                                                                                     2005 Stock Option   2005 Restricted Stock
              Executive Officer           2005 Salary (1)       2004 Bonus (2)           Grant (3)             Grant (4)
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
Peter Cartwright, Chairman, President        $1,000,000               $0                  350,500               406,627
and Chief Executive Officer
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Ann B. Curtis, Vice Chair,                     $550,000               $0                  350,000               124,247
Executive Vice President
and Corporate Secretary
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Robert D. Kelly,                               $530,000               $0                  500,000               301,205
Executive Vice President,
Chief Financial Officer and
President - Calpine Finance Company
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E. James Macias,                               $500,000               $0                  225,000               112,952
Executive Vice President
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Thomas R. Mason,                               $500,000               $0                  200,000               112,952
Executive Vice President and
President - Calpine Power Company
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
     (1) No  increases  for 2005,  except that Mr.  Kelly will receive an annual base salary of $650,000, effective as of July 1, 2005.

     (2) Bonus awards payable in 2005 for performance during 2004.

     (3) Each stock option has an exercise price of $3.32 representing the closing price of Calpine common stock on the New York Stock Exchange on the date of grant. The options have a seven-year term and will vest in a series of four successive equal annual installments upon completion of each year of continued service as a service provider of the Issuer over the four-year period measured from the grant date.

     (4) The performance-based restricted stock has a purchase price of $3.32 per share representing the closing price of Calpine common stock on the New York Stock Exchange on the date of grant and such purchase price is payable in past services. Each restricted stock grant has an expiration date of December 31, 2009. The performance-based restricted stock vests as follows:
     50% shall vest upon such time as the closing selling price of the Issuer's common stock is equal to or greater than $5.00 per share for four consecutive trading days, and 50% shall vest upon such time as the closing selling price of the Issuer's common stock is equal to or greater than $10.00 per share for four consecutive trading days.

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